Exhibit 32.1

CERTIFICATION PERSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

In connection with the Annual Report of I-many, Inc., (the “Company”) on Form 10-K/A for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of I-many, Inc., certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ JOHN A. RADE
Chairman, Chief Executive Officer and President (principal executive officer)

April 10, 2006

/S/ KEVIN M. HARRIS
Chief Financial Officer and Treasurer (principal financial and accounting officer)

April 10, 2006